Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Gina Sorice	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
646-320-4107	617-274-7130
gsorice@akamai.com	tbarth@akamai.com

AKAMAI REPORTS THIRD QUARTER 2018 FINANCIAL RESULTS

Record revenue of $670 million, up 7% year-over-year and up 8% when adjusted for foreign exchange*

Cloud Security Solutions revenue grew 37%, now nearly $700 million annualized run rate

GAAP EPS of $0.64, up 73% year-over-year, and non-GAAP EPS of $0.94, up 47% year-over-year

Board of Directors authorizes a new multi-year $1.1 billion share repurchase program

CAMBRIDGE, Mass. – October 29, 2018 – Akamai (NASDAQ: AKAM), the intelligent edge platform for securing and delivering digital experiences, today reported financial results for the third quarter ended September 30, 2018.

“We are very pleased with our excellent results in the third quarter, which includes 37% year-over-year growth in our security business and tremendous growth in our earnings,” said Dr. Tom Leighton, Chief Executive Officer.  “We are also pleased to report our fourth consecutive quarter of non-GAAP operating margin improvement.  We are well on our way to achieving our 30% margin goal in 2020, while continuing to invest in innovation and new products to drive future growth."

Revenue: Revenue was $670 million, a 7% increase over third quarter 2017 revenue of $624 million and an 8% increase when adjusted for foreign exchange.*

Revenue by Division(1):

•	Web Division revenue was $357 million, up 8% year-over-year and up 9% when adjusted for foreign exchange*

•	Media and Carrier Division revenue was $313 million, up 6% year-over-year and up 7% when adjusted for foreign exchange*

Revenue from Cloud Security Solutions(2):

•	Cloud Security Solutions revenue was $169 million, up 37% year-over-year and up 39% when adjusted for foreign exchange*

Revenue from Internet Platform Customers(3):

•	Revenue from Internet Platform Customers was $43 million, down 15% year-over-year and when adjusted for foreign exchange*

•	Revenue excluding Internet Platform Customers was $627 million, up 9% year-over-year and up 10% when adjusted for foreign exchange*

Revenue by Geography:

•	U.S. revenue was $413 million, consistent year-over-year

•	International revenue was $257 million, up 21% year-over-year and up 24% when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $117 million, a 28% increase from third quarter 2017. GAAP operating margin for the third quarter was 17%, up 2 percentage points from the same period last year.

Non-GAAP income from operations* was $181 million, a 23% increase from third quarter 2017. Non-GAAP operating margin* for the third quarter was 27%, up 3 percentage points from the same period last year.

Net income: GAAP net income was $108 million, a 68% increase from third quarter 2017. Non-GAAP net income* was $158 million, a 43% increase from third quarter 2017.

EPS: GAAP EPS was $0.64 per diluted share, a 73% increase from third quarter 2017 and a 75% increase when adjusted for foreign exchange.* Non-GAAP EPS was $0.94 per diluted share, a 47% increase from third quarter 2017 and a 48% increase when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA was $273 million, an 18% increase from third quarter 2017. Adjusted EBITDA margin* was 41%, an increase of 4 percentage points as compared to the third quarter of 2017.

Other third quarter 2018 results:

•	Cash from operations was $310 million, or 46% of revenue

•	Cash, cash equivalents and marketable securities was $2.1 billion as of September 30, 2018

•	The Company spent $440 million to repurchase 5.9 million shares of its common stock at an average price of $74.71 per share

•	The Company had approximately 164 million shares of common stock outstanding as of September 30, 2018

Share Repurchase Program: The Company also announces today that its Board of Directors has authorized a new $1.1 billion share repurchase program, effective from November 1, 2018 through December 31, 2021, which is in addition to $124 million remaining on its prior authorization. The Company's goal for the new program is to continue to return to shareholders a significant percentage of Akamai's free cash flow while preserving its flexibility for other strategic opportunities.

The timing and amount of any shares repurchased will be determined by the Company's management based upon the evaluation of market conditions and other factors. Repurchases will be executed in the open market subject to Rule 10b-18, and may also be made under a Rule 10b5-1 plan, which would permit the Company to repurchase shares when the Company might otherwise be precluded from doing so under insider trading laws. Other structured repurchase programs may be considered from time to time. The Company may choose to suspend, expand or discontinue the repurchase program at any time.

Adoption of new revenue recognition standard: Prior period results have been revised for the adoption of the new revenue recognition standard. Under this standard, the way revenue is recognized changed for some of Akamai's customers and primarily impacts the revenue timing of a small number of licensed software customers. The way Akamai recognizes revenue for its core Web and Media products is substantially unchanged. Akamai will also begin capitalizing certain commission and incentive payments. The revisions as a result of the new standard did not have a material impact on Akamai's annual revenue or results of operations, but did cause quarter-to-quarter fluctuations. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

*	See Use of Non-GAAP Financial Measures below for definitions

(1)    Revenue by Division – A customer-focused reporting view that reflects revenue from customers that are managed by the division. As of January 1, 2018, Akamai now reports its revenue in two divisions compared to the three divisions reported in 2017; the Media Division and Enterprise and Carrier Division were combined to form the new Media and Carrier Division. In addition, as the purchasing patterns and required account expertise of customers changes over time, Akamai may reassign a customer's division from one to another. In 2018 Akamai reassigned some of its customers from the Media and Carrier Division to the Web Division and revised historical results in order to reflect the most recent categorization and to provide a comparable view for all periods presented.

(2)
Revenue from Cloud Security Solutions – A product-focused reporting view that illustrates revenue from Cloud Security Solutions separately from all other solution categories. During 2018, Akamai updated its methodology for allocating revenue to specific solutions when solutions are sold as a bundle. During 2018, Akamai reassigned amounts from CDN and other solutions revenue to Cloud Security Solutions revenue and revised historical results in order to reflect the most recent allocation methodologies and to provide a comparable view for all periods presented.

(3)	Revenue from Internet Platform Customers – Revenue from six customers that are large Internet platform companies: Amazon, Apple, Facebook, Google, Microsoft and Netflix

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671 (or 1-508-637-5655 for international calls) and using passcode 8889239. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode 8889239. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
Akamai secures and delivers digital experiences for the world’s largest companies. Akamai’s intelligent edge platform surrounds everything, from the enterprise to the cloud, so customers and their businesses can be fast, smart, and secure. Top brands globally rely on Akamai to help them realize competitive advantage through agile solutions that extend the power of their multi-cloud architectures. Akamai keeps decisions, apps and experiences closer to users than anyone - and attacks and threats far away. Akamai’s portfolio of edge security, web and mobile performance, enterprise access and video delivery solutions is supported by unmatched customer service, analytics and 24/7/365 monitoring. To learn why the world’s top brands trust Akamai, visit www.akamai.com, blogs.akamai.com, or @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	September 30, 2018	December 31, 2017 (1)
ASSETS
Current assets:
Cash and cash equivalents	$705,407	$313,382
Marketable securities	1,096,233	398,554
Accounts receivable, net	466,364	461,457
Prepaid expenses and other current assets	161,785	172,853
Total current assets	2,429,789	1,346,246
Property and equipment, net	884,483	862,535
Marketable securities	257,135	567,592
Goodwill	1,488,868	1,498,688
Acquired intangible assets, net	176,640	201,259
Deferred income tax assets	23,688	36,231
Other assets	103,284	136,365
Total assets	$5,363,887	$4,648,916
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$96,051	$80,278
Accrued expenses	305,267	283,743
Deferred revenue	93,732	70,495
Convertible senior notes	680,564	—
Other current liabilities	20,324	22,178
Total current liabilities	1,195,938	456,694
Deferred revenue	5,218	6,062
Deferred income tax liabilities	18,827	17,823
Convertible senior notes	864,679	662,913
Other liabilities	123,695	142,955
Total liabilities	2,208,357	1,286,447
Total stockholders' equity	3,155,530	3,362,469
Total liabilities and stockholders' equity	$5,363,887	$4,648,916

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. Akamai will also begin capitalizing costs associated with obtaining customer contracts, specifically certain commission and incentive payments. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
(in thousands, except per share data)	September 30, 2018	June 30, 2018	September 30, 2017 (1)	September 30, 2018	September 30, 2017 (1)
Revenue	$669,628	$662,759	$624,440	$2,001,111	$1,830,565
Costs and operating expenses:
Cost of revenue(2) (3)	239,246	235,487	225,490	709,558	645,897
Research and development(2)	61,049	59,709	57,226	185,823	162,761
Sales and marketing(2)	125,323	131,680	117,863	379,556	350,299
General and administrative(2) (3)	119,911	170,206	124,523	444,502	363,050
Amortization of acquired intangible assets	8,294	8,294	7,753	25,019	23,075
Restructuring (benefit) charges	(732)	266	332	14,442	3,303
Total costs and operating expenses	553,091	605,642	533,187	1,758,900	1,548,385
Income from operations	116,537	57,117	91,253	242,211	282,180
Interest income	9,258	6,409	4,463	19,632	13,368
Interest expense	(14,566)	(9,204)	(4,746)	(28,620)	(13,989)
Other (expense) income, net	(459)	(2,769)	535	(3,207)	414
Income before provision for income taxes	110,770	51,553	91,505	230,016	281,973
Provision for income taxes	3,187	8,492	27,594	25,658	86,727
Net income	$107,583	$43,061	$63,911	$204,358	$195,246

Net income per share:
Basic	$0.65	$0.25	$0.37	$1.21	$1.13
Diluted	$0.64	$0.25	$0.37	$1.20	$1.13

Shares used in per share calculations:
Basic	165,924	170,250	170,976	168,763	172,269
Diluted	167,900	172,307	171,505	170,732	173,371

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. Akamai will also begin capitalizing costs associated with obtaining customer contracts, specifically certain commission and incentive payments. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

(2)	Includes stock-based compensation (see supplemental table for figures)

(3)	Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2018	June 30, 2018	September 30, 2017 (1)	September 30, 2018	September 30, 2017 (1)
Cash flows from operating activities:
Net income	$107,583	$43,061	$63,911	$204,358	$195,246
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	107,833	106,298	97,178	318,226	272,917
Stock-based compensation	46,632	47,497	41,848	138,815	122,103
(Benefit) provision for deferred income taxes	25,022	(4,302)	(12,089)	12,906	23,134
Amortization of debt discount and issuance costs	14,085	8,909	4,746	27,844	13,989
Restructuring-related software charges	—	—	—	2,818	—
Other non-cash reconciling items, net	1,345	3,636	2,046	9,360	3,655
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	3,278	1,530	(5,158)	(13,611)	(9,423)
Prepaid expenses and other current assets	(10,662)	13,505	14,644	(2,084)	(36,580)
Accounts payable and accrued expenses	35,012	4,221	39,691	7,921	22,150
Deferred revenue	(5,625)	4,309	(8,283)	23,927	1,528
Other current liabilities	(3,625)	(8,046)	(2,250)	2,030	3,651
Other non-current assets and liabilities	(10,397)	(937)	7	(10,338)	(8,828)
Net cash provided by operating activities	310,481	219,681	236,291	722,172	603,542
Cash flows from investing activities:
Cash paid for acquired businesses, net of cash acquired	—	—	—	(79)	(197,201)
Purchases of property and equipment and capitalization of internal-use software development costs	(86,698)	(88,634)	(119,740)	(288,407)	(307,926)
Purchases of short- and long-term marketable securities	(314,200)	(394,534)	(67,879)	(782,086)	(249,098)
Proceeds from sales and maturities of short- and long-term marketable securities	254,450	64,830	85,263	395,016	498,379
Other non-current assets and liabilities	(2,199)	236	(23)	(2,678)	(1,166)
Net cash used in investing activities	(148,647)	(418,102)	(102,379)	(678,234)	(257,012)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2018	June 30, 2018	September 30, 2017 (1)	September 30, 2018	September 30, 2017 (1)
Cash flows from financing activities:
Proceeds from the issuance of convertible senior notes	(437)	1,132,622	—	1,132,185	—
Proceeds from the issuance of warrants	—	119,945	—	119,945	—
Purchase of note hedge related to convertible senior notes	—	(261,740)	—	(261,740)	—
Proceeds from the issuance of common stock under stock plans	18,394	11,365	16,060	52,497	41,740
Employee taxes paid related to net share settlement of stock-based awards	(10,837)	(11,594)	(6,784)	(52,145)	(48,122)
Repurchases of common stock	(440,413)	(165,727)	(129,014)	(625,925)	(306,629)
Other non-current assets and liabilities	(241)	(944)	—	(5,085)	(1,096)
Net cash (used in) provided by financing activities	(433,534)	823,927	(119,738)	359,732	(314,107)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(68)	(12,625)	2,107	(11,528)	12,359
Net (decrease) increase in cash, cash equivalents and restricted cash	(271,768)	612,881	16,281	392,142	44,782
Cash, cash equivalents and restricted cash at beginning of period	978,339	365,458	353,127	314,429	324,626
Cash, cash equivalents and restricted cash at end of period	$706,571	$978,339	$369,408	$706,571	$369,408

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. Akamai will also begin capitalizing costs associated with obtaining customer contracts, specifically certain commission and incentive payments. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

On January 1, 2018, Akamai also adopted Accounting Standards Update No. 2016-18, Statement of Cash Flows. Under this standard, restricted cash is included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period cash on the statement of cash flows. Akamai retrospectively adopted this standard and revised cash flows from investing activities by $0.6 million and $0.7 million for the three and nine months ended September 30, 2017, respectively, with a corresponding revision to the net (decrease) increase in cash, cash equivalents and restricted cash.

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY DIVISION

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2018	June 30, 2018	September 30, 2017 (1)	September 30, 2018	September 30, 2017 (1)
Web Division	$356,856	$351,084	$329,684	$1,060,777	$950,580
Media and Carrier Division	312,772	311,675	294,756	940,334	879,985
Total revenue	$669,628	$662,759	$624,440	$2,001,111	$1,830,565
Revenue growth rates year-over-year:
Web Division	8%	11%	14%	12%	14%
Media and Carrier Division	6	8	(4)	7	(3)
Total revenue	7%	9%	5%	9%	5%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Web Division	9%	9%	14%	10%	15%
Media and Carrier Division	7	7	(4)	6	(2)
Total revenue	8%	8%	5%	8%	6%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM CLOUD SECURITY SOLUTIONS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2018	June 30, 2018	September 30, 2017 (1)	September 30, 2018	September 30, 2017 (1)
Cloud Security Solutions	$168,626	$155,250	$122,899	$473,081	$349,681
CDN and other solutions	501,002	507,509	501,541	1,528,030	1,480,884
Total revenue	$669,628	$662,759	$624,440	$2,001,111	$1,830,565

Revenue growth rates year-over-year:
Cloud Security Solutions	37%	33%	26%	35%	31%
CDN and other solutions	—	4	1	3	1
Total revenue	7%	9%	5%	9%	5%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Cloud Security Solutions	39%	31%	26%	34%	31%
CDN and other solutions	1	3	1	2	1
Total revenue	8%	8%	5%	8%	6%

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM INTERNET PLATFORM CUSTOMERS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2018	June 30, 2018	September 30, 2017 (1)	September 30, 2018	September 30, 2017 (1)
Revenue from Internet Platform Customers	$43,086	$44,062	$50,734	$131,539	$153,291
Revenue excluding Internet Platform Customers	626,542	618,697	573,706	1,869,572	1,677,274
Total revenue	$669,628	$662,759	$624,440	$2,001,111	$1,830,565
Revenue growth rates year-over-year:
Revenue from Internet Platform Customers	(15)%	(14)%	(13)%	(14)%	(20)%
Revenue excluding Internet Platform Customers	9	12	7	11	9
Total revenue	7%	9%	5%	9%	5%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Revenue from Internet Platform Customers	(15)%	(14)%	(13)%	(14)%	(20)%
Revenue excluding Internet Platform Customers	10	10	7	10	9
Total revenue	8%	8%	5%	8%	6%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY GEOGRAPHY

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2018	June 30, 2018	September 30, 2017 (1)	September 30, 2018	September 30, 2017 (1)
U.S.	$412,573	$413,129	$412,348	$1,249,041	$1,211,454
International	257,055	249,630	212,092	752,070	619,111
Total revenue	$669,628	$662,759	$624,440	$2,001,111	$1,830,565
Revenue growth rates year-over-year:
U.S.	—%	3%	(1)%	3%	—%
International	21	21	18	21	17
Total revenue	7%	9%	5%	9%	5%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
U.S.	—%	3%	(1)%	3%	—%
International	24	18	18	18	19
Total revenue	8%	8%	5%	8%	6%

(1) Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL OPERATING EXPENSE DATA

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
General and administrative expenses:
Payroll and related costs	$46,866	$46,874	$51,605	$145,634	$144,012
Stock-based compensation	13,054	14,269	10,780	40,245	33,525
Depreciation and amortization	18,646	21,207	19,686	59,741	56,283
Facilities-related costs	21,567	20,529	20,399	63,891	59,381
Provision for doubtful accounts	652	420	1,499	1,593	2,404
Acquisition-related costs	329	500	773	1,972	4,803
Legal and stockholder matter costs	—	—	—	23,091	—
License of patent	(4,310)	(4,266)	(4,128)	(12,791)	(12,252)
Endowment of Akamai Foundation	—	50,000	—	50,000	—
Professional fees and other expenses	23,107	20,673	23,909	71,126	74,894
Total general and administrative expenses	$119,911	$170,206	$124,523	$444,502	$363,050

General and administrative expenses–functional(1):
Global functions	$46,680	$47,497	$50,355	$149,830	$148,721
As a percentage of revenue	7%	7%	8%	7%	8%
Infrastructure	74,009	76,055	76,267	228,256	220,799
As a percentage of revenue	11%	11%	12%	11%	12%
Other	(778)	46,654	(2,099)	66,416	(6,470)
Total general and administrative expenses	$119,911	$170,206	$124,523	$444,502	$363,050
As a percentage of revenue	18%	26%	20%	22%	20%

Stock-based compensation:
Cost of revenue	$5,494	$5,553	$5,296	$16,343	$15,055
Research and development	11,249	10,926	10,100	32,684	28,743
Sales and marketing	16,835	16,749	15,672	49,543	44,780
General and administrative	13,054	14,269	10,780	40,245	33,525
Total stock-based compensation	$46,632	$47,497	$41,848	$138,815	$122,103

(1) Global functions expense includes payroll, stock-based compensation and other employee-related costs for administrative functions, including finance, purchasing, order entry, human resources, legal, information technology and executive personnel, as well as third-party professional service fees. Infrastructure expense includes payroll, stock-based compensation and other employee-related costs for our network infrastructure functions, as well as facility rent expense, depreciation and amortization of facility and IT-related assets, software and software-related costs, business insurance and taxes. Our network infrastructure function is responsible for network planning, sourcing, architecture evaluation and platform security. Other expense includes acquisition-related costs, provision for doubtful accounts, the license of a patent, legal and stockholder matter costs and the endowment of the Akamai Foundation and transformation costs.

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL DATA

	Three Months Ended			Nine Months Ended
(in thousands, except end of period statistics)	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Depreciation and amortization:
Network-related depreciation	$36,883	$37,748	$35,943	$112,866	$106,601
Capitalized internal-use software development amortization	36,822	32,822	28,426	101,312	73,782
Other depreciation and amortization	18,259	20,837	19,320	58,594	55,256
Depreciation of property and equipment	91,964	91,407	83,689	272,772	235,639
Capitalized stock-based compensation amortization	6,647	5,846	5,046	18,062	12,489
Capitalized interest expense amortization	928	751	690	2,373	1,714
Amortization of acquired intangible assets	8,294	8,294	7,753	25,019	23,075
Total depreciation and amortization	$107,833	$106,298	$97,178	$318,226	$272,917

Capital expenditures, excluding stock-based compensation and interest expense(1)(2):
Purchases of property and equipment	$76,070	$52,815	$62,755	$155,482	$183,777
Capitalized internal-use software development costs	49,122	49,028	45,213	147,407	123,255
Total capital expenditures, excluding stock-based compensation and interest expense	$125,192	$101,843	$107,968	$302,889	$307,032

End of period statistics:
Number of employees	7,574	7,443	7,438

(1) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS AND NET INCOME

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Income from operations	$116,537	$57,117	$91,253	$242,211	$282,180
GAAP operating margin	17%	9%	15%	12%	15%
Amortization of acquired intangible assets	8,294	8,294	7,753	25,019	23,075
Stock-based compensation	46,632	47,497	41,848	138,815	122,103
Amortization of capitalized stock-based compensation and capitalized interest expense	7,575	6,597	5,736	20,435	14,203
Restructuring (benefit) charges	(732)	266	332	14,442	3,303
Acquisition-related costs	329	500	530	1,972	3,379
Legal and stockholder matter costs	—	—	—	23,091	—
Endowment of Akamai Foundation	—	50,000	—	50,000	—
Transformation costs	2,552	—	—	2,552	—
Operating adjustments	64,650	113,154	56,199	276,326	166,063
Non-GAAP income from operations	$181,187	$170,271	$147,452	$518,537	$448,243
Non-GAAP operating margin	27%	26%	24%	26%	24%

Net income	$107,583	$43,061	$63,911	$204,358	$195,246
Operating adjustments (from above)	64,650	113,154	56,199	276,326	166,063
Amortization of debt discount and issuance costs	14,085	8,909	4,746	27,844	13,989
(Gain) loss on investments	(519)	2,000	—	1,481	—
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(27,958)	(24,191)	(14,802)	(73,432)	(44,243)
Non-GAAP net income	$157,841	$142,933	$110,054	$436,577	$331,055

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. Akamai will also begin capitalizing costs associated with obtaining customer contracts, specifically certain commission and incentive payments. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME PER DILUTED SHARE

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2018	June 30, 2018	September 30, 2017 (1)	September 30, 2018	September 30, 2017 (1)
GAAP net income per diluted share	$0.64	$0.25	$0.37	$1.20	$1.13
Amortization of acquired intangible assets	0.05	0.05	0.05	0.15	0.13
Stock-based compensation	0.28	0.28	0.24	0.81	0.70
Amortization of capitalized stock-based compensation and capitalized interest expense	0.05	0.04	0.03	0.12	0.08
Restructuring (benefit) charges	—	—	—	0.08	0.02
Acquisition-related costs	—	—	—	0.01	0.02
Legal and stockholder matter costs	—	—	—	0.14	—
Endowment of Akamai Foundation	—	0.29	—	0.29	—
Transformation costs	0.02	—	—	0.01	—
Amortization of debt discount and issuance costs	0.08	0.05	0.03	0.16	0.08
(Gain) loss on investments	—	0.01	—	0.01	—
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.17)	(0.14)	(0.09)	(0.43)	(0.26)
Non-GAAP net income per diluted share	$0.94	$0.83	$0.64	$2.56	$1.91

Shares used in diluted per share calculations	167,900	172,307	171,505	170,732	173,371

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. Akamai will also begin capitalizing costs associated with obtaining customer contracts, specifically certain commission and incentive payments. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended			Nine Months Ended
(in thousands, except per share data)	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017 (1)
Net income	$107,583	$43,061	63,911	204,358	$195,246
Interest income	(9,258)	(6,409)	(4,463)	(19,632)	(13,368)
Provision for income taxes	3,187	8,492	27,594	25,658	86,727
Depreciation and amortization	91,964	91,407	83,689	272,772	235,639
Amortization of capitalized stock-based compensation and capitalized interest expense	7,575	6,597	5,736	20,435	14,203
Amortization of acquired intangible assets	8,294	8,294	7,753	25,019	23,075
Stock-based compensation	46,632	47,497	41,848	138,815	122,103
Restructuring (benefit) charges	(732)	266	332	14,442	3,303
Acquisition-related costs	329	500	530	1,972	3,379
Legal and stockholder matter costs	—	—	—	23,091	—
Endowment of Akamai Foundation	—	50,000	—	50,000	—
Transformation costs	2,552	—	—	2,552	—
Interest expense	14,566	9,204	4,746	28,620	13,989
(Gain) loss on investments	(519)	2,000	—	1,481	—
Other expense (income), net	978	769	(535)	1,726	(414)
Adjusted EBITDA	$273,151	$261,678	$231,141	$791,309	$683,882
Adjusted EBITDA margin	41%	39%	37%	40%	37%

(1)
Prior period information has been restated for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, which Akamai adopted retrospectively on January 1, 2018. Under this standard, the way revenue is recognized changed for some of Akamai's contracts with customers. Akamai will also begin capitalizing costs associated with obtaining customer contracts, specifically certain commission and incentive payments. For more information, see the posted revisions to the consolidated statements of income and other key disaggregated revenue amounts in the Investor Relations section of Akamai's website at www.akamai.com.

Use of Non-GAAP Financial Measures
In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•
Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and are unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•
Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•
Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•
Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and estimated costs of exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•
Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In May 2018, Akamai issued $1,150 million of convertible senior notes due 2025 with a coupon interest rate of 0.125%. In February 2014, Akamai issued $690 million of convertible senior notes due 2019 with a coupon interest rate of 0%. The imputed interest rates of these convertible senior notes were 4.26% and 3.20%, respectively. This is a result of the debt discounts recorded for the conversion features that are required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instruments. The debt discounts are amortized as interest expense together with the issuance costs of the debt. The interest expense excluded from Akamai's non-GAAP results is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

•
Gains and losses on investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations and ongoing operating performance.

•
Legal and stockholder matter costs – Akamai has incurred losses related to the settlement of legal matters, costs from professional service providers related to a non-routine stockholder matter and costs with respect to its internal U.S. Foreign Corrupt Practices Act ("FCPA") investigation. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

•
Endowment of Akamai Foundation – During the second quarter of 2018, Akamai incurred a charge to endow the Akamai Foundation. Akamai believes excluding these amounts from non-GAAP financial measures is useful to investors as this one-time expense is not representative of its core business operations.

•
Transformation costs – Akamai has incurred professional services fees associated with internal transformation programs designed to improve its operating margins and that are part of a planned program intended to significantly change the manner in which business in conducted. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events and activities giving rise to them occur infrequently and are not representative of Akamai's core business operations and ongoing operating performance.

•
Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; costs incurred with respect to Akamai's internal FCPA investigation; transformation costs; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; costs incurred with respect to Akamai's internal FCPA investigation; transformation costs; loss on early extinguishment of debt; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per share – Non-GAAP net income divided by basic weighted average or diluted common shares outstanding. Basic weighted average shares outstanding are those used in GAAP net income per share calculations. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transaction entered into in connection with the issuance of $1,150 million of convertible senior notes due 2025 and $690 million of convertible senior notes due 2019. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transaction and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due 2025, unless and until Akamai's weighted average stock price is greater than $95.10, the intial conversion price, and with respect to the convertible senior notes due 2019, unless and until Akamai's weighted average stock price is greater than $89.56, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; costs incurred with respect to Akamai's internal FCPA investigation; transformation costs; foreign exchange gains and losses; loss on early extinguishment of debt; interest expense; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.

Impact of Foreign Currency Exchange Rates – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about expected future stock repurchases. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to continue to generate cash at the same level as prior years; change in stock price; failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.